UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)          August 25, 1999
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                          INTELECT COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                   0-11630                    76-0471342
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(State or other jurisdiction      (Commission                (IRS Employer
    of incorporation)             File Number)             Identification No.)

     1100 Executive Drive, Richardson, Texas                     75081
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    (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code        (972) 367-2100
                                                    ----------------------------

                                       N/A
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        (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.

      Intelect Communications, Inc. (the "Company") reports receiving notification that the Nasdaq Listing Qualifications Panel (the "Panel") has determined to transfer the listing of the Company's common stock to The Nasdaq SmallCap Market ("SmallCap Market"), effective with the open of business on August 26, 1999, from the Nasdaq National Market. The Panel's determination is based on the Panel's opinion about the Company's plan and evidence for compliance with all requirements for continuing listing on the Nasdaq National Market.

      The Company believes that it demonstrated to the Panel that it is in compliance with Nasdaq National Market listing standards and had reasonable prospects to sustain such compliance over the long-term. The Company plans to appeal the Panel's determination through administrative processes, although no assurances can be given as to the outcome or timing of such appeal processes.

      The Company's continued listing with the SmallCap Market also will involve the Company's successful completion of an application and review process. This process will require the Company to file an application for new listing, to pay all fees for initial listing and to demonstrate compliance with all requirements for continued listing on the SmallCap Market, including compliance with the Nasdaq Notifications of Listing of Additional Shares program, on or before September 7, 1999. If the Company fails to comply with any of the provisions of the Nasdaq decision, the Company's securities will be delisted from Nasdaq. If during the course of Nasdaq's review process for the Company's listing on the SmallCap Market, the Company's stock price falls below a minimum $1.00 bid price, the Company will be placed under a 90 day exception to the minimum bid price requirement. If after such 90 day period, the Company falls below the minimum bid price requirement, the Company will be required to comply with minimum bid price requirement for at least ten consecutive trading days or be delisted from Nasdaq.

      Except for historical information contained herein, matters in this Form 8-K contain forward-looking statements which involve risk and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, the forward-looking statements. Factors that might cause such a difference include, but are not limited to, those relating to: general economic conditions in the markets in which the Company operates; success in the development and market acceptance of new and existing products (particularly SonetLynx(TM), FibreTrax(TM), LANSCAPE and CS4); dependence on suppliers, third party manufacturers and channels of distribution; customer and product concentration; fluctuations in customer demand; maintaining access to external sources of capital; ability to execute management's margin improvement and cost control plans; overall management of the Company's expansion; and other risk factors detailed from time to time in the Company's filings with the Securities and Exchange Commission.

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
ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Business to Be Acquired: N/A

     (b) Pro Forma Financial Information of the Business to Be Acquired: N/A

     (c) Exhibits: None

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             INTELECT COMMUNICATIONS, INC.
                                       -----------------------------------------
                                                    (Registrant)

Date: August 25, 1999                  By:     /s/ HERMAN M. FRIETSCH
                                       -----------------------------------------
                                                     (Signature)
                                               Herman M. Frietsch
                                               Chairman of the Board and CEO

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